UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      July 24, 2003

MERIDIAN BIOSCIENCE, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	0-14902	31-0888197

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (513) 271-3700

(Former name or former address, if changed since last report.)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

99 Press Release issued July 24, 2003.*

     Note: Pursuant to Instruction B.6 this exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12.      Results of Operations and Financial Condition.

On July 24, the registrant issued the press release attached as Exhibit 99

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: July 31, 2003	By:	/s/ Melissa Lueke Melissa Lueke Vice President and Chief Financial Officer (Principal Accounting Officer)

FORM 8-K

INDEX TO EXHIBITS

Index
Number	Exhibit Description

99	Press release dated July 24, 2003 announcing results for the quarter ended June 30, 2003.*

* Note: Pursuant to Instruction B.6 this exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.